                                                                  EXHIBIT 10.95


                                                         CONFIDENTIAL TREATMENT


                                   EXHIBIT A


THIS WARRANT (AND THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE TRANSFERRED UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THIS WARRANT (AND SUCH SHARES) HAS BECOME EFFECTIVE UNDER SUCH ACT OR IN THE OPINION OF COUNSEL TO THE COMPANY SUCH REGISTRATION IS NOT REQUIRED.


                 STOCK WARRANT AGREEMENT dated as of August 1, 1995 between Shorewood Packaging Corporation, a Delaware corporation, with its principal
office at 277 Park Avenue, New York, New York 10172 (the "Company") and *      .

                 WHEREAS, the Board of Directors of the Company has determined that it is in the best interests of the Company and its stockholders to grant
to *      an option to purchase four hundred thousand (400,000) shares of the common stock, par value $.01 per share (the "Common Stock") of the Company in
connection with the execution and delivery by *      of a Supply Agreement
dated even date herewith (the "Supply Agreement") with the Company; and

                 WHEREAS, pursuant to Paragraph 4(a) of the Supply Agreement, *
    has agreed to purchase not less than $ *     of Packaging Materials (as
defined in the Supply Agreement) from Shorewood during the Term thereof; and

                 NOW, THEREFORE, the parties agree as follows:

                          1.      Grant of Option

                                  1.1      The Company grants to *     , on the
terms and conditions hereinafter set forth, the right to purchase four hundred thousand (400,000) (subject to adjustment as hereinafter provided) shares of Common Stock of the Company (the "Warrant Shares").

                                  1.2      This Warrant and the Warrant Shares
when issued, are not, will not, and are not required to be, registered under the Securities Act of 1933, as amended,


_____________________

* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

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(the "Securities Act") but, the Warrant Shares, may, subject to applicable rules and regulations, be listed upon any securities exchange upon which the Company's Common Stock is listed at the time of such issuance and sale.

                          2.      Price for Shares

                                  2.1      The Purchase Price for the Warrant
Shares shall be $17.125 per share (subject to adjustment as hereinafter provided) which is the mean between the high bid-low asked prices of the Common Stock as of 4 p.m. on the date hereof.

                          3.      Period of Warrant

                                  3.1      This Warrant will be exercisable, in
whole and not in part, beginning on the date hereof and expiring thirty one
(31) days after the fifth anniversary hereof (the "Expiration Date").

                          4.      Exercise of Warrant

                                  4.1      This warrant shall be exercisable at
any time on or before 4:00 p.m. Eastern Standard time on the Expiration Date by
notice in writing from *     to the Company which notice shall be signed by a
duly authorized officer of * . Except as provided in Section 8 below, such notice shall be accompanied by payment in full made in cash or bank check payable to the Company for the full amount of (i) the purchase price, and (ii) the Cash Rebates to be refunded to the Company pursuant to subparagraph 5(b) of the Supply Agreement.

                                  4.2      Upon the exercise of this Warrant,
the Company shall promptly issue stock certificates for the shares of Common
Stock purchased. *     will not be nor deemed to be, a holder of any Warrant
Shares unless and until certificates for such shares are issued to it under the terms of this Agreement.

                                  4.3      If and when this Warrant is
exercised, the certificates to be issued evidencing shares of the Company's Common Stock shall bear a legend substantially as follows:

                          "THE SHARES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933,





_____________________

* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

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                          AS AMENDED. NO TRANSFER, SALE OR OTHER DISPOSITION OF
                          THESE SHARES MAY BE MADE EXCEPT PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS A REGISTRATION STATEMENT WITH RESPECT TO THESE SHARES HAS BECOME EFFECTIVE UNDER SAID ACT, OR THE COMPANY IS FURNISHED WITH AN OPINION OF COUNSEL TO THE COMPANY THAT SUCH REGISTRATION IN NOT REQUIRED."

                                  4.4      The Company hereby agrees that at
all times there shall be reserved for issuance and delivery upon exercise of this Warrant, free from preemptive rights, such number of authorized but unissued or treasury shares of its common stock as shall be required for issuance or delivery upon exercise of this Warrant.

                                  4.5      The Company further agrees that: (i)
it will not, by amendment of its Certificate of incorporation or through reorganization, consolidation, merger, dissolution or sale of its assets, or by any other voluntary act, avoid or seek to avoid the observance or performance of any of the covenants, stipulations or conditions to be observed or performed
hereunder by the Company; (ii) it will fully cooperate with *     in preparing
any filings or applications and provide such information to *     or any
regulatory authority as may be necessary to obtain any approvals or fulfill any
filing requirements in connection with *     exercise of this option or in
connection with this Agreement; and (iii) promptly take all action provided for
herein to protect *     against any dilution of the Common Stock.

                          5.      Transferability of Warrant

                                  This Warrant shall not be assignable or
transferable except in its entirety to an Affiliate of *     (as defined in the
Securities Exchange Act of 1934, as amended and in the rules and regulations issued thereunder).

                          6.      Demand Registration

                          At any time prior to the fifth anniversary hereof, * shall have the right exercisable by written notice to the Company (the
"Demand Request"), to have the Company prepare and file with the Securities and Exchange Commission (the "SEC"), on no more than one (subject to Section 8 below) occasion, a registration statement and such other documents,





_____________________

* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

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including a prospectus, as may be necessary in the opinion of the Company counsel, to comply with the provisions of the Securities Act, so as to permit a public offering and sale of the Warrant Shares for nine (9) consecutive months
by *     .  Notwithstanding anything else herein contained, the Company will have no obligation to prepare and file a registration statement under the Securities Act pursuant to this Section 6 other than on Form S-3 if available to the Company (or the equivalent thereto if such form is no longer generally available). The Company shall be entitled to postpone for up to six (6) months the filing of any registration statement otherwise required to be prepared and filed by the Company pursuant to this Section 6 if at the time the Company receives a request for registration the Board of Directors of the Company determines, in its reasonable business judgment, that the filing of such registration statement and the offering of the Warrant Shares pursuant thereto would interfere with any financing, acquisition, corporate reorganization or other material transaction by the Company, and the Company promptly gives * notice of such determination and postponement. If the Company shall so
postpone the filing of a registration statement, *     shall have the right to
withdraw the request for registration by giving written notice to the Company within fifteen (15) days after receipt of the Company's notice of postponement (and, in the event of such withdrawal, such request shall not be deemed a request for registration which may be made pursuant to this Section 6. Notwithstanding the foregoing, the Company will have no obligation to prepare and file a registration statement under the Securities Act, if to do so would require a special audit of the Company's balance sheet and related financial statements in connection with the preparation of the registration statement, even if, as a result, the filing of the registration statement would be delayed until after the completion of the Company's next regular audit.

                          7.      Piggy-Back Registration

                                  If at any time the Company proposes to file a
registration statement to register Common Stock of the Company (other than Common Stock issued with respect to any acquisition or any employee stock option, stock purchase or similar plan) under the Securities Act for sale to the public in an underwritten offering, it will at each such time give written
notice to *     of its intention to do so ("Notice of Intent") and, upon the
written request of *     (the "Piggy-Back Request") made within 30 calendar
days after the receipt of any such notice (which request must specify that *
intends to dispose of all of the Warrant Shares held by *     on the date the
Notice of Intent is received by *     and state the intended method of
disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of the Warrant Shares which the Company has been so requested to register, to the extent requisite to permit the intended disposition; provided, however, that if the managing





_____________________

* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

underwriter shall certify in writing that inclusion of all of the Warrant Shares would, in such managing underwriter's opinion, materially interfere with the proposed distribution of the securities in respect of which registration was originally to be effected (x) at a price reasonably related to fair value, and
(y) under circumstances which will not materially and adversely affect the market of the Company's securities (such writing to state the basis of such opinion and the maximum number of shares which may be distributed without such
interference), then the Company may, upon written notice to *    , have the
right to exclude from such registration such number of Warrant Shares which it would otherwise be required to register hereunder as is necessary to reduce the total amount of securities to be so registered to the maximum amount which can be so marketed.

                          8.      Combined Exercise and Registration Request

                          If at or before the date of a Demand Request or a
Piggy-Back Request, *     shall not have exercised this Warrant in accordance
with the terms of Section 4.1 hereof, such Demand Request or Piggy-Back Request,
as the case may be, shall be deemed to be a notice of exercise by *     pursuant
to the first sentence of Section 4.1 and an agreement to pay to the Company the full amount required by the second sentence of Section 4.1 (in the form provided therein) on or before the earlier of the Expiration Date or the date when a registration statement filed by the Company pursuant to Section 6 or Section 7 becomes effective under the Securities Act (the "Effective Date"). Notwithstanding the foregoing, at any time before the Company requests the SEC to accelerate the Effective Date of a registration statement filed pursuant to
Section 6 or Section 7 hereof, but not after the sixth anniversary hereof, * may, by delivery of a written notice to the Company, withdraw its Demand Request or Piggy-Back Request, as the case may be, and upon delivery of such withdrawal notice such Demand Request or Piggy-Back Request, as the case may be, shall be
deemed to be null and void and *      shall continue to have the rights granted
in Sections 4, 6, and 7 hereof, within the time limits provided therein, to the same extent as if no Demand Request or Piggy-Back Request had been made and no notice of exercise of this warrant had been delivered; provided, however, that if the Demand Request or Piggy-Back Request, as the case may be is delivered to
the Company before the Expiration Date and *     has not before then otherwise
exercised the Warrant pursuant to Section 4.1 hereof. *     may, at its election
include with such withdrawal notice the payment required by the second sentence
of Section 4.1 and the Company shall deliver to *     a stock certificate or
stock certificates in accordance with the provisions of Sections 4.2 and 4.3 hereof.





_____________________

* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

                          9.      Registration Expenses

                                  The costs and expenses (other than
underwriting discounts and commissions) of all registrations and qualifications under the Securities Act and of all other actions the Company is required to take or effect pursuant to this Agreement shall be paid by the Company (including, without limitation, all registration and filing fees, printing expenses, fees and expenses of complying with Blue Sky laws, and fees and disbursements of counsel for the Company and of the Company's independent public accountants); provided, however, that fees and expenses of complying with Blue Sky laws in those states where Warrant Shares and no other securities of the Company covered by the registration statement will be offered for sale,
shall be paid by *     .

                          10.     Registration Procedures

                                  If and whenever the Company is required to
effect the registration of any Warrant Shares under the Securities Act as provided in this Agreement, the Company will promptly:

                                  (i)  prepare and file with the Securities and
Exchange Commission ("Commission") a registration statement with respect to such Warrant Shares and use its beat efforts to cause such registration statement to become effective;

                                  (ii)  prepare and file with the Commission
such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all such Warrant Shares until such time as all of such Warrant Shares have been disposed of in accordance
with the intended methods of disposition by *      set forth in such
registration statement, but in no event for a period of more than nine months after such registration statement becomes effective;

                                  (iii)  furnish to *     such number of copies
of such registration statement and of each such amendment and supplement thereto and such number of copies of the prospectus included in such
registration statement as shall reasonably be requested by *     ;

                                  (iv)  use its best efforts to register or
qualify the Warrant Shares covered by such registration statement under such other securities or Blue Sky laws of such





_____________________
* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

jurisdictions within the United States of America (including territories and commonwealths thereof) as the seller shall reasonably request, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it is not so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any jurisdiction;

                                  (v)  notify *     when a prospectus relating
to the Warrant Shares is required to be delivered under the Securities Act within the period mentioned in subdivision (ii) of this paragraph, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (and upon receipt of such notice and until a
supplemented or amended prospectus as set forth below is available, *     shall
not offer or sell any securities covered by such registration statement and shall return all copies of such prospectus to the Company if requested to do so by it); and

                                  (vi)  furnish to *     , at the time of the
disposition of any Warrant Shares by them, a signed copy of an opinion of counsel to the effect that: (a) a registration statement covering such Warrant Shares has been filed with the Commission under the Securities Act and has been made effective by order of the Commission, (b) said registration statement and the prospectus contained therein comply as to form in all material respects with the requirements of the Securities Act, (c) no stop order has been issued by the Commission suspending the effectiveness of such registration statement and (d) the applicable provisions of the securities or Blue Sky laws of each state in which the Company shall be required, pursuant to clause (iv) of this paragraph, to register or qualify such Warrant Shares, have been complied with, assuming the accuracy and completeness of the information furnished to such counsel with respect to each filing relating to such laws; it being understood that such opinion may contain such qualifications and assumptions as are customary in the rendering of similar opinions, and that such counsel may rely, as to all factual matters treated therein, on certificates of the Company.

                                  The Company may require *     to furnish the
Company such information regarding *     identity and its intended distribution
of such Warrant Shares as the Company may from time to time reasonably require in writing and as shall be required by law to effect such registration.





_____________________
* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

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                          11.     Termination of Obligations

                                  The obligations of the Company imposed by
Section 6 through 9 above shall cease and terminate, as to any particular Warrant Shares, upon the earlier of (a) when such shares shall have been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering such securities, or (b) when the
Company shall have furnished to *     an opinion of the Company's outside
counsel concluding that the Warrant Shares may be sold without registration under the Securities Act or (c) seven years and thirty one days after the date hereof. Whenever such restrictions shall terminate as to any Warrant Shares,
* shall be entitled to receive from the Company without expense a new certificate or certificates representing such securities not bearing the legend set forth in Section 4.3 hereto.

                          12.     Availability of Information

                                  The Company will use its best efforts to
comply with the reporting requirements of Sections 13 and 15(d) of the Securities Exchange Act of 1934 to the extent it shall be required to do so pursuant to such Sections, and at all times while so required shall use its best efforts to comply with all other public information reporting requirements of the Commission (including reporting requirements which serve as a condition to utilization of Rule 144 promulgated in effect and relating to the availability of an exemption from the Securities Act for the sale of any
Warrant Shares).  The Company will also cooperate with  *     in supplying such
information and documentation as may be necessary for it to complete and file any information reporting forms presently or hereafter required by the Commission as a condition to the availability of an exemption from the Securities Act for the sale of any Warrant Shares.

                          13.     Dilution or Other Adjustments

                                  In any event of any change in the Common
Stock prior to the exercise of this warrant or the Expiration Date, which ever is first, through merger, consolidation, reorganization, recapitalization, stock split, stock dividend, or the issuance to stockholders of rights to subscribe to stock of the same class, or in the event of any change in the capital structure, the Board of Directors of the Company shall on an equitable basis make such adjustments with respect to the number and price of shares of Common Stock of the Company subject to the Warrant as are consistent with the provisions of
Schedule 13 hereto.





_____________________
* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

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                          14.     Representation

                                  The Company represents and warrants that all
Warrant Shares deliverable upon exercise hereof will be duly authorized and upon issuance in accordance with the terms hereof will be validly issued, fully paid and non-assessable and duly listed, or listed upon official notice of issuance on any stock exchange where other securities of the Company of the same class are listed.

                          15.     Indemnity

                                  The Company shall indemnify and hold harmless
the holder of the Warrant Shares from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in a registration statement or any post-effective amendment thereto or any registration statement under the securities laws, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by such holder expressly for use therein, which indemnification shall include such person, if any, who controls any such holder within the meaning of such securities laws; provided, however, that the Company shall not be obliged to so indemnify any such holder or controlling person unless such holder shall at the same time indemnify the Company, its directors, each officer signing the related registration statement and each person, if any, who controls the Company within the meaning of such law, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or any prospectus required to be filed or furnished by reason of this Section or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by any such holder expressly for use therein.

                          16.     Miscellaneous

                                  14.1  This Agreement shall be governed by and
construed in


_____________________
* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.

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accordance with the internal laws of the State of New York.

                                  14.2  Any and all notices referred to herein
shall be sufficient if furnished in writing and delivered in person or mailed by certified mail (return receipt requested) to the respective parties at their addresses set forth above or to such other address as either party may from time to time designate in writing.

                                  14.3  As used herein, the masculine gender
shall include the feminine gender.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above mentioned.


                                        SHOREWOOD PACKAGING CORPORATION


                                        By:/s/ Marc Shore
                                           ------------------------------------
                                           Authorized Signatory



                                        *


                                        By: *
                                           ------------------------------------
                                            Authorized Signatory





_____________________
* Portions of this document have been omitted by whiting out the relevant text pursuant to an Application for Confidential Treatment. Such whited omissions will be filed separately with the Securities and Exchange Commission together with such Application for Confidential Treatment.